Exhibit 4.1

NUMBER

CC

CRYOCOR™

COMMON STOCK

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 229016 10 0

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

CRYOCOR, INC.

CERTIFICATE OF STOCK

transferable on the books of CryoCor, Inc. by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, CryoCor, Inc. has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of CryoCor, Inc.

Dated:

VICE PRESIDENT, FINANCE, CHIEF FINANCIAL OFFICER AND CORPORATE SECRETARY

CryoCor, Inc. CORPORATE SEAL AUG. 15, 2000 DELAWARE

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests in writing, the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or to the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties	UNIF GIFT MIN ACT —		Custodian
JT TEN	—	as joint tenants with right of		(Cust)		(Minor)
		survivorship and not as tenants		under Uniform Gifts to Minors
		in common		Act ____________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X

X

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.